Exhibit 4.20

EXECUTION VERSION

IHOP FRANCHISING, LLC,
as Issuer

and

IHOP IP, LLC,
as Co-Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
Indenture Trustee

SERIES SUPPLEMENT

for the Series 2007-3 Fixed Rate Term Notes

November 29, 2007

This Series Supplement (the “Series Supplement”) is dated November 29, 2007 and is made among IHOP FRANCHISING, LLC, a Delaware limited liability company (the “Issuer”), IHOP IP, LLC, a Delaware limited liability company (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”) and Wells Fargo Bank, National Association, as indenture trustee (herein, together with its permitted successors in the trusts under the Indenture, called the “Indenture Trustee”).

WITNESSETH:

WHEREAS, the Co-Issuers and the Indenture Trustee have entered into the Base Indenture (the “Base Indenture”), dated as of March 16, 2007, providing for the issuance from time to time of one or more Series of Notes, as provided therein;

WHEREAS, the Co-Issuers, the Indenture Trustee and Financial Guaranty Insurance Company have entered into the Series Supplements, each dated as of March 16, 2007, providing for the creation and the issuance of the Series 2007-1 Notes and the Series 2007-2 Notes, respectively;

WHEREAS, the Co-Issuers have determined to issue a Series of Notes consisting of $245,000,000 Fixed Rate Term Notes (the “Series 2007-3 Notes”); and

WHEREAS, the Co-Issuers and the Indenture Trustee are executing and delivering this Series Supplement in order to create and provide for the Series 2007-3 Notes (the “Series Supplement” and, together with the Base Indenture and such other Series Supplements and Supplemental Indentures as may be executed from time to time, the “Indenture”).

NOW, THEREFORE, in consideration of mutual covenants and agreements and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used herein without definition shall have the meanings given to such terms in the Base Indenture.

ARTICLE II

CREATION OF SERIES 2007-3 NOTES; DESIGNATION

There is hereby created for issuance under this Series Supplement, upon and subject to the conditions set forth in Article III below, a Series of Notes designated the Series 2007-3 Fixed Rate Term Notes (the “Series 2007-3 Notes”). The Series 2007-3 Notes shall be a Senior Series of Notes for purposes of the Indenture. The Series 2007-3 Notes shall be governed by the terms set forth in the Base Indenture and this Series Supplement.

ARTICLE III

CONDITIONS TO ISSUANCE

The Series 2007-3 Notes shall be issued only upon (a) the satisfaction of the conditions precedent in the Base Indenture (including but not limited to those set forth in Section 2.3 and Article III thereof) and (b) receipt by the Indenture Trustee of the following:

(i)                                     counterparts of this Series Supplement executed and delivered by the Co-Issuers and the Indenture Trustee;

(ii)                                  a Company Order authorizing and directing the authentication and delivery of the Series 2007-3 Notes by the Indenture Trustee on the terms contained in this Series Supplement on the date specified in such Company Order; and

(iii)                               written confirmation that the Series 2007-3 Notes will be rated “Baa2” by Moody’s and “BBB-” by S&P upon issuance.

ARTICLE IV

PRINCIPAL TERMS

Section 4.1                                      Series 2007-3 Note Interest Amount, Fees and Closing Date.

(a)                                  Series 2007-3 Note Interest Amount. The Series 2007-3 Note Interest Amount shall be payable in arrears on each Payment Date commencing on January 22, 2008 as the Series Interest Payment Amount relating to the Series 2007-3 Notes. The “Series 2007-3 Note Interest Amount” shall be an amount equal to the accrued interest over the immediately preceding Interest Accrual Period at the Series 2007-3 Note Interest Rate on the Series 2007-3 Outstanding Principal Amount together with all accrued but unpaid Series 2007-3 Monthly Extension Period Contingent Additional Interest and Series 2007-3 Monthly Post-ARD Contingent Additional Interest (on the first day of such Interest Accrual Period after giving effect to all payments of principal made to Holders of such Series of Notes on such day), calculated based on a 360-day year of twelve 30-day months.

The “Series 2007-3 Note Interest Rate” shall be equal to a fixed rate of 7.0588% per annum.

(b)                                 Series 2007-3 Contingent Additional Interest Amounts. The “Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount” shall be, with respect to any Interest Accrual Period that occurs during the Series 2007-3 Extension Period, an amount of additional interest on the Series 2007-3 Aggregate Outstanding Principal Amount together with all accrued but unpaid Series 2007-3 Monthly Extension Period Contingent Additional Interest (as of the first day of such Interest Accrual Period and after giving effect to all payments of principal made to Holders of such Series of Notes on such day) accrued over the preceding Interest Accrual Period at an annual rate equal to the excess, if any, of: (a) the sum of one-month LIBOR plus 2.855% (the “Series 2007-3 Original Spread”) plus 0.50% per annum (the “Series 2007-3 Extension Spread”) (such aggregate amount in this clause (a), the “Series 2007-3

Monthly Extension Period Stepped-Up Interest Rate”), over (b) the Series 2007-3 Note Interest Rate, calculated on the basis of a 360-day year and the actual number of days elapsed during such period. Any unpaid Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount shall accrue interest to the extent legally permissible at the Series 2007-3 Monthly Extension Period Stepped-Up Interest Rate prior to the Adjusted Repayment Date and at the 2007-3 Monthly Post-ARD Stepped-Up Interest Rate thereafter. The “Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount” shall be, with respect to any Interest Accrual Period following the later of (i) the Series 2007-3 Anticipated Repayment Date and (ii) the Adjusted Repayment Date, if the Series 2007-3 Final Payment has not been made, an amount of additional interest on the Series 2007-3 Aggregate Outstanding Principal Amount (as of the first day of such Interest Accrual Period and after giving effect to all payments of principal made to Holders of such Series of Notes on such day) accrued over the preceding Interest Accrual Period at an annual rate equal to the excess, if any, of: (a) the sum of one-month LIBOR plus the Series 2007-3 Original Spread plus 1.0% per annum (the “Series 2007-3 Monthly Post-ARD Spread”) (such aggregate amount in this clause (a), the “Series 2007-3 Monthly Post-ARD Stepped-Up Interest Rate”), over (b) the Series 2007-3 Note Interest Rate, calculated on the basis of a 360- day year and the actual number of days elapsed during such period. Any unpaid Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount shall accrue interest to the extent legally permissible at the Series 2007-3 Monthly Post-ARD Stepped-Up Interest Rate.

Any Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount (as applicable), and any interest accrued thereon at the Series 2007-3 Monthly Extension Period Stepped-Up Interest Rate or Series 2007-3 Monthly Post-ARD Stepped-Up Interest Rate, as applicable, shall accrue from the relevant Payment Date but shall only be payable after (i) all accrued and unpaid interest on the outstanding principal balance of the Series 2007-3 Notes at the Series 2007-3 Note Interest Rate and on the outstanding principal amount of the other Series of Notes at their respective applicable interest rates,  (ii) all outstanding principal amounts on all Series of Notes that are due and payable on such Payment Date (in connection with a Mandatory Redemption Period or the Series Anticipated Repayment Date or otherwise) and (iii) all other amounts senior in priority to the Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount and Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount have been paid in full in accordance with the priority of payments set forth in Articles X and XI of the Base Indenture. Failure to pay any Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount (as applicable) shall not be an Event of Default; provided, that all accrued but unpaid Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount (as applicable) shall (i) accrue interest to the extent legally permissible at the Series 2007-3 Monthly Extension Period Stepped-Up Interest Rate or Series 2007-3 Monthly Post-ARD Stepped-Up Interest Rate, as applicable, and (ii) be paid in full on the Series 2007-3 Legal Final Maturity Date, on any Payment Date with respect to which a prepayment in full of the Series 2007-3 Notes is made or on any other day on which all of the Series 2007-3 Notes are required to be paid in full. For purposes of Article X and Article XI of the Base Indenture, any Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount, as applicable, and any interest accrued thereon at the Series 2007-3 Monthly Extension Period Stepped-Up Interest Rate or Series 2007-3 Monthly Post-ARD

Stepped-Up Interest Rate, as applicable, shall be deemed a Series Additional Interest Payment Amount and shall not be rated.

During a Series 2007-3 Extension Period and any other applicable Series Extension Period, to the extent specified in the applicable Series Supplement, 37.5% of amounts remaining in the Collections Account after giving effect to Section 10.9(a) through Section 10.9(u) of the Base Indenture for such purpose on each Weekly Allocation Date will be deposited to the Principal Payment Accounts for the Series 2007-3 Notes and any other applicable Senior Series of Notes, allocated, ratably, on the basis of the Aggregate Outstanding Principal Amount for the Senior Series of Notes for which such deposit shall be made, for payment of principal of such Senior Series of Notes until paid in full, if any, for the applicable Payment Date.

“Series 2007-3 Final Payment” means the payment of all accrued and unpaid interest on, principal of, all Outstanding Series 2007-3 Notes.

(c)                                  Series 2007-3 Closing Date. The Closing Date shall be November 29, 2007.

(d)                                 Series 2007-3 Initial Interest Accrual Period. The Initial Interest Accrual Period for the Series 2007-3 Notes shall commence on the Closing Date and end on  January 19, 2008.

Section 4.2                                      Payment of 2007-3 Note Principal.

(a)                                  Series 2007-3 Notes Principal Payment at Legal Maturity. The Series 2007-3 Outstanding Principal Amount shall be due and payable on the Series 2007-3 Legal Final Maturity Date. The Series 2007-3 Outstanding Principal Amount may be subject to Mandatory Redemption pursuant to and in accordance with Section 9.1 of the Base Indenture and to Optional Redemption in whole or in part pursuant to and in accordance with Section 9.2 of the Base Indenture.

(b)                                 Series 2007-3 Anticipated Repayment Date. The Series Anticipated Repayment Date for the Series 2007-3 Notes shall be the Payment Date occurring in December 2012, unless extended as provided below in this Section 4.2 (such date, the “Series 2007-3 Anticipated Repayment Date”).

(i)                                     Extension Election. Subject to the conditions set forth in Section 4.2(b)(ii) of this Series Supplement, the Co-Issuers shall have the option on or before the Payment Date occurring in June 2012 to elect (the “Series 2007-3 Extension Election”) to extend the Series 2007-3 Anticipated Repayment Date to the Payment Date occurring in June 2013 (the “Adjusted Repayment Date”) by delivering written notice to the Indenture Trustee and the Noteholders; and

(ii)                                  Conditions Precedent to Extension Election. It shall be a condition to the effectiveness of the Series 2007-3 Extension Election that, on the Accounting Date occurring in December 2012 (the “Extension Determination Date”), (a) the Series Debt Service Coverage Ratio relating to the Series 2007-3 Notes is greater than or equal to

2.80x, (b) no Mandatory Redemption Event (or an event which with the lapse of time or giving of notice would be such a Mandatory Redemption Event) relating to the Series 2007-3 Notes, Default or Event of Default has occurred and is continuing or would be a direct and immediate consequence of such extension; and (c) IHOP System-wide Sales are greater than or equal to $2,100,000,000.

For purposes of this Series Supplement, a “Series 2007-3 Extension Period” means, as applicable, the period from and including the Payment Date occurring in December 2012 to and excluding the Payment Date occurring in June 2013 following the Series 2007-3 Extension Election and subject to the satisfaction of all the conditions required for such extension as of the Extension Determination Date.

For purposes of this Series Supplement, “IHOP System-wide Sales” means retail sales during the fiscal year preceding the Extension Determination Date of IHOP Restaurants operated by Franchisees, Area Licensees, and IHOP Corp. or any Affiliate thereof.

(iii)                               Any notice given pursuant to Section 4.2(b)(i) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in Section 4.2(b)(ii) are not met by the applicable date, the election set forth in such notice shall automatically be deemed ineffective.

(c)                                  Series 2007-3 Notices of Final Payment. The Co-Issuers shall notify the Indenture Trustee and the Rating Agencies on or before the Record Date preceding the Payment Date which will be the Series 2007-3 Anticipated Repayment Date; provided, however, that with respect to any final payment that is made in connection with any Mandatory Redemption or Optional Redemption in full, the Co-Issuers shall not be obligated to provide any additional notice to the Indenture Trustee or the Rating Agencies of such final payment beyond the notice required to be given in connection with such Mandatory Redemption or Optional Redemption, as the case may be, under Article IX of the Base Indenture. The Indenture Trustee shall provide written notice to each person in whose name a Series 2007-3 Note is registered at the close of business on such Record Date that the immediately succeeding Payment Date will be the Series 2007-3 Anticipated Repayment Date. Such written notice to be sent to the Series 2007-3 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Indenture Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the final payment will be made and shall specify that such final payment will be payable only upon presentation and surrender of the Series 2007-3 Notes and shall specify the place where the Series 2007-3 Notes may be presented and surrendered for such final payment.

(d)                                 Notices to Irish Stock Exchange.

(i)                                     Solely for purposes of this Series Supplement, if and for so long as the Series 2007-3 Notes are listed on the Irish Stock Exchange and any action is required of the Irish Paying Agent, then, for purposes of determining when such Irish Paying Agent action is required, “Business Day” shall also be required to be a day on which banking institutions are open for business in Dublin, Ireland. “Irish Paying Agent” shall mean Custom House Administration and Corporate Services in its capacity as such, and its permitted successors and assigns in such capacity.

(ii)                                  For so long as any Class of Series 2007-3 Notes is listed on the Irish Stock Exchange and the rules of such exchange so require, the Indenture Trustee shall deliver written notice to the Irish Paying Agent (for notification to the Irish Stock Exchange) of any supplemental indenture made pursuant to Section 8.1 or 8.2 of the Base Indenture within ten (10) days following the date of such supplemental indenture.

(iii)                               For so long as any Class of Series 2007-3 Notes is listed on the Irish Stock Exchange and the rules of such exchange so require, the Co-Issuers shall notify the Irish Paying Agent (for notification to the Irish Stock Exchange) if the rating assigned by any Rating Agency to such Class of Series 2007-3 Notes is reduced or withdrawn.

(iv)                              For so long as the Series 2007-3 Notes are listed on the Irish Stock Exchange and the rules of the Irish Stock Exchange so require, the Indenture Trustee shall deliver written notice of an Optional Redemption of the Series 2007-3 Notes pursuant to Section 9.2 of the Base Indenture to the Irish Paying Agent (for notification to the Irish Stock Exchange) at least ten (10) days prior to the Optional Redemption Date.

Section 4.3                                      Principal Terms of the Series 2007-3 Notes. The Series 2007-3 Notes shall have the following Principal Terms:

(a)                                  Initial Series Aggregate Principal Amount. The Initial Series Aggregate Outstanding Principal Amount for the Series 2007-3 Notes shall be $245,000,000.

(b)                                 Maximum Series Aggregate Principal Amount. The maximum Aggregate Outstanding Principal Amount for the Series 2007-3 Notes shall be $245,000,000.

(c)                                  Series Specific Accounts Established Pursuant to Article X of the Base Indenture.

(i)                                     Series 2007-3 Interest Payment Account;

(ii)                                  Series 2007-3 Principal Payment Account;

(iii)                               Series 2007-3 Interest Reserve Account; and

(iv)                              Series 2007-3 Trigger Reserve Account.

(d)                                 Series Initial Interest Reserve Deposit Amount. $4,323,515 shall be deposited into the Series 2007-3 Note Interest Reserve Account on the Closing Date.

(e)                                  Series Interest Reserve Account Required Amount.

(i)                                     The Series Interest Reserve Account Required Amount with respect to the Series 2007-3 Notes (the “Series 2007-3 Interest Reserve Account Required Amount”) on each Payment Date and each subsequent Weekly Allocation Date up to the next Payment Date shall be, (A) if the Series Debt Service Coverage Ratio determined as of each of the three preceding Accounting Dates is equal to or greater than 2.25x, the aggregate amount, without duplication, of the Estimated Daily Reserve Interest Amount for each day of the next Interest Accrual Period or (B) if the Series Debt Service Coverage Ratio determined as of each of the three preceding Accounting Dates is less than 2.25x, the product of (i) three (3) and (ii) the amount determined in accordance with (A); provided that with respect to the first three Payment Dates after the Closing Date, the Series 2007-3 Interest Reserve Account Required Amount shall be the amount determined in accordance with (B) above.

(ii)                                  Notwithstanding the foregoing, to the extent any portion of the Aggregate Outstanding Principal Amount of Series 2007-3 Notes are not subject to a financial guaranty policy substantially similar to the Series 2007-1 Insurance Policy, such portion of the Series 2007-3 Interest Reserve Account Required Amount attributable to such uninsured portion of the Aggregate Outstanding Principal Amount of Series 2007-3 Notes (the “Series 2007-3 Interest Reserve Account Required Amount Uninsured Portion”) shall remain to be calculated in the manner set forth in Section 4.3(e)(i)(B) above regardless of the level of the Series Debt Service Coverage Ratio; provided that to the extent any such uninsured portion of the Aggregate Outstanding Principal Amount of the Series 2007-3 Notes subsequently becomes subject to any financial guaranty policy substantially similar to the Series 2007-1 Insurance Policy, the Series 2007-3 Interest Reserve Account Required Amount Uninsured Portion shall be adjusted accordingly; provided, further, that while a Mandatory Redemption Event is continuing, the Series 2007-3 Interest Reserve Account Required Amount shall be equal to the greater of (A) the lesser of (x) the Series 2007-3 Interest Reserve Account Required Amount Uninsured Portion then on deposit in the Series 2007-3 Note Interest Reserve Account and (y) the product of (aa) six (6) and (bb) the amount determined in accordance with Section 4.3(e)(i)(A) above with respect to the uninsured portion of the Aggregate Outstanding Principal Amount of the Series 2007-3 Notes and (B) $2,500,000.

For purposes of this Series Supplement, “Estimated Daily Reserve Interest Amount” means (a) for any day during the first Interest Accrual Period, $48,039, (b) for any day during the second Interest Accrual Period, $48,039, and (c) for any day during each subsequent other Interest Accrual Period, the average of the Daily Reserve Interest Amount for each day during the most recent prior two (2) consecutive Interest Accrual Periods.

For purposes of this Series Supplement, the “Daily Reserve Interest Amount” means the (a) product of (i) the Series 2007-3 Note Rate in effect for such Interest Accrual Period and (ii) the aggregate principal amount of Series 2007-3 Notes Outstanding as of the close of business on such day; divided by (b) 360.

(f)                                    Series Additional Interest Payment Amount. Any Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount and any Series 2007-3 Post-ARD Contingent Additional Interest Amount, as applicable, and any interest accrued thereon at the Series 2007-3 Monthly Extension Period Stepped-Up Interest Rate or the Series 2007-3 Monthly Post-ARD Stepped-Up Interest Rate, as applicable, shall be deemed a Series Additional Interest Payment Amount as specified in Section 4.1(b).

(g)                                 Series Legal Final Maturity Date. The Payment Date occurring in December 2037.

(h)                                 Ranking of Series 2007-3 Notes. Series 2007-3 Notes rank pari passu as to principal and interest with the Series 2007-1 Notes and the Series 2007-2 Notes and will at all times rank no less than pari passu as to principal and interest with any other Series of Notes.

(i)                                     Series Optional Redemption Premium. The Series Optional Redemption Premium payable to Holders of the Series 2007-3 Notes upon Optional Redemption of any Series 2007-3 Notes will be an amount equal to the excess, if any, of (a) the discounted present value as of the related Series 2007-3 Optional Redemption Premium Calculation Date of such Series 2007-3 Optional Principal Redemption Amount as if paid on the Series 2007-3 Anticipated Repayment Date and the amount of interest that would have been payable thereon after the applicable Optional Redemption Date to but not including the Series 2007-3 Anticipated Repayment Date, utilizing a discount rate equal to the Swap Rate (or EDSF Rate if the Anticipated Remaining Life on such date is less than 2 years), over (b) such Series 2007-3 Optional Principal Redemption Amount. All calculations of the Series Optional Redemption Premium shall be calculated based on a 360-day year of twelve 30-day months.

“Swap Rate” means, when used with respect to any Business Day for any tenor, the mid-market swap rate for such tenor appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day.

“Series 2007-3 Optional Redemption Premium Calculation Date” means the date on which the applicable Series Optional Redemption Premium (if any) to be paid in connection with an Optional Redemption will be calculated, which calculation date shall be no earlier than the fifth Business Day before the applicable Optional Redemption Date.

“Series 2007-3 Optional Principal Redemption Amount” means, with respect to any Optional Redemption Date, the Aggregate Outstanding Principal Amount of Series 2007-3 Notes to be redeemed.

“Series 2007-3 Anticipated Life” means, with respect to any date, the period of time between such date and the Series 2007-3 Anticipated Repayment Date.

(j)                                     Series Minimum Debt Service Coverage Ratio. The Series Minimum Debt Service Coverage Ratio applicable to the Series 2007-3 Notes shall be 1.50x; provided that so long as any Series 2007-3 Notes are Outstanding, the Series Minimum Debt Service Coverage Ratio applicable to any Series of Notes to be issued after the Closing Date shall not be greater than 1.50x.

(k)                                  Series IHOP Corp. Consolidated Leverage Ratio Threshold. The Series IHOP Corp. Consolidated Leverage Ratio Threshold applicable to the Series 2007-3 Notes shall be 7.75x for the first twelve-month period following the Waiver Date, 7.50x for the second twelve-month period following the Waiver Date, and 7.00x anytime thereafter. “Waiver Date” means November 28, 2007.

(l)                                     Series Trigger Reserve Proportions and Related Series DSCR Trigger Reserve Account Deposit Threshold Ranges. On each Weekly Allocation Date, a Series Trigger Reserve Proportion of (A) 40% shall be applicable if the Series Debt Service Coverage Ratio determined as of the immediately preceding Accounting Date is less than 1.85x and greater than or equal to 1.65x and (B) 80% shall be applicable if the Series Debt Service Coverage Ratio determined as of the immediately preceding Accounting Date is less than 1.65x and greater than or equal to 1.50x.

(m)                               Series Trigger Reserve Release Event. With respect to any Payment Date that occurs during a Series Trigger Reserve Period, a Series Trigger Reserve Release Event relating to the Series 2007-3 Notes shall occur if (A) (i) the least of the Series Debt Service Coverage Ratios relating to the Series 2007-3 Notes as was determined as of each of the preceding three (3) Accounting Dates is greater than or equal to 1.65x and (ii) the Series Debt Service Coverage Ratio relating to the Series 2007-3 Notes as was determined as of the fourth preceding Accounting Date was less than 1.65x or (B) (i) the least of the Series Debt Service Coverage Ratios relating to the Series 2007-3 Notes as was determined each of the preceding three (3) Accounting Dates is greater than or equal to 1.85x and (ii) the Series Debt Service Coverage relating to the Series 2007-3 Notes as was determined as of the fourth preceding Accounting Date was less than 1.85x; provided, that no Series Trigger Reserve Release Event relating to the Series 2007-3 Notes shall occur prior to the Payment Date occurring in May 2008, or if a Default, Event of Default, Servicer Termination Event or a Mandatory Redemption Event relating to the Series 2007-3 Notes is continuing.

(n)                                 Series Trigger Reserve Release Amount. The Series Trigger Reserve Release Amount with respect the Series 2007-3 Notes shall be equal to the amount, if any, by which (a) the amount then on deposit in the Series 2007-3 Trigger Reserve Account exceeds (b) the Release Ratio Amount.

For purposes of this Series Supplement, the “Release Ratio Amount” is the amount of funds that would have been deposited to the Series 2007-3 Trigger Reserve Account during a Series Trigger Reserve Period had the Series Debt Service Coverage Ratio during such Series Trigger Reserve Period been equal to the least of the Series Debt Service Coverage Ratios relating to the Series 2007-3 Notes as was determined as of any of the immediately preceding three (3) Accounting Dates, following a Series Trigger Reserve Release Event.

For purposes of this Series Supplement, “Series Trigger Reserve Period” means a period that commences on the first Accounting Date on which the Series Debt Service Coverage Ratio with respect to the Series 2007-3 Notes is less than 1.85x and ending on the first subsequent Accounting Date on which the Series Debt Service Coverage Ratio determined as of such Accounting Date and the immediately preceding two (2) Accounting Dates is equal to or greater than 1.85x.

(o)                                 Series Interest Reserve Release Event. On any Payment Date, a Series Interest Reserve Release Event relating to the Series 2007-3 Notes occurs when the amount on deposit in the Series 2007-3 Interest Reserve Account is greater than the Series 2007-3 Interest Reserve Account Required Amount; provided, that no Series Interest Reserve Release Event relating to the Series 2007-3 Notes shall occur prior to Payment Date occurring in May 2008, or if a Servicer Termination Event, Default, Event of Default or a Mandatory Redemption Event relating to the Series 2007-3 Notes is continuing; provided, further, that a Series Interest Release Event with respect to the Series 2007-3 Notes shall only occur in connection with a reduction in the Aggregate Outstanding Principal Amount of such Notes.

(p)                                 Series Interest Reserve Release Amount. On any Payment Date with respect to which a Series Interest Reserve Release Event occurs, the Series Interest Reserve Release Amount shall be the excess of the amount on deposit in the Series 2007-3 Interest Reserve Account over the Series 2007-3 Interest Reserve Account Required Amount.

(q)                                 Additional Issuance Series DSCR Threshold. The Additional Issuance Series DSCR Threshold applicable to the Series 2007-3 Notes shall be 2.50x.

(r)                                    Defective Asset Payment Series DSCR Threshold. The Defective Asset Payment Series DSCR Threshold applicable to the Series 2007-3 Notes shall be 3.50x.

(s)                                  STE Series DSCR Threshold. The STE Series DSCR Threshold applicable to the Series 2007-3 Notes shall be 1.25x

(t)                                    EOD Series DSCR Threshold. The EOD Series DSCR Threshold applicable to the Series 2007-3 Notes shall be 1.25x.

(u)                                 Unhedged Floating Rate Principal Limit. The Unhedged Floating Rate Principal Limit applicable with respect to the Series 2007-3 Notes shall be $50,000,000.

Section 4.4                                      Restrictions on Issuance of Additional Notes. For so long as the Series 2007-1 Class M-1 Fixed Rate Term Subordinated Notes co-issued by Applebee’s Enterprises LLC, Applebee’s IP LLC and certain “Restaurant Holders” remain outstanding, the Co-Issuers may not issue any Notes subsequent to the issuance of the Series 2007-3 Notes under the Indenture, except for the purpose of refinancing any existing Series of Notes.

Section 4.5                                      Mandatory Liquidation of Collateral.

Pursuant to Supplement No. 1 to the Base Indenture (“Supplement No.1 to the Indenture”), dated as of November 28, 2007 by and among the Co-Issuers and the Indenture Trustee, the Base Indenture has been amended to provide, among other things, that if any 2007-3 Notes are Outstanding on the date fifteen (15) Business Days prior to the Payment Date occurring in December 2022 or the date fifteen (15) Business Days prior to the two year anniversary of each prior Auction Date thereafter until no Notes are Outstanding (each such date, an “Auction Date”), an auction of the Collateral shall be conducted on such Auction Date by the Indenture Trustee at the expense of the Co-Issuers (which expenses will be paid by the Co-Issuers in accordance with the Weekly Collections Account Allocation Priority and shall be required to be reasonable and customary in all respects) and with the assistance of (i) an Auction Agent (an “Auction Agent”) selected by the Series Controlling Party on behalf of the Secured Parties and (ii) the Servicer (the “Mandatory Liquidation”). On the Payment Date immediately following the Auction Date, unless the Auction Agent determines that bids received for the purchase of the Collateral together with all other funds available to the Co-Issuers will not be at least equal to the Aggregate Outstanding Principal Amount of all Series of Notes plus related expenses, fees, additional interest and reimbursements the Notes shall be redeemed in whole but not in part. If such conditions are not satisfied and the auction is not conducted successfully on an Auction Date,  the Indenture Trustee, together with the Auction Agent, shall attempt to conduct an auction on each Auction Date thereafter until the Notes are redeemed in full.

Section 4.6                                      Additional Provisions Relating to Mandatory Redemptions.

(a)                                  The Series 2007-3 Notes will be subject to mandatory redemption on any Payment Date pursuant to Section 9.1 of the Base Indenture, if any Series DSCR Mandatory Redemption Event or other Mandatory Redemption Event relating to any other Series of Notes issued pursuant to the Indenture has occurred and is continuing.

(b)                                 For so long as any Series 2007-3 Notes remain outstanding, the Co-Issuers shall not issue any additional Series of Notes with a Series Minimum Debt Service Coverage Ratio greater than 1.50x.

(c)                                  Pursuant to Supplement No. 1 to the Indenture, the Base Indenture has been amended to provide, among other things, that any deposit of funds to the Principal Payment Account of any Senior Series of Notes pursuant to Section 10.9(m) of the Base Indenture shall automatically be deemed to constitute a Mandatory Redemption Event under the Base Indenture, except as otherwise provided in the applicable Series Supplement for any Series of Notes. Accordingly, such deposit shall only be made if all remaining funds in the Collection Account available for such purpose in accordance with Section 10.9 of the Base Indenture shall be allocated ratably to all of the Senior Series of Notes on the basis of the Aggregate Outstanding Principal Amount for each Senior Series of Notes (and then, after giving effect to certain other allocations and payments pursuant to the Weekly Collections Account Allocation Priority, ratably, to each of the Senior Subordinated Series of Notes or Subordinated Series of Notes, as applicable).

ARTICLE V

RATIFICATION AND INCORPORATION OF BASE INDENTURE

Except as otherwise expressly provided herein, all of the provisions, terms and conditions of the Base Indenture are in all respects ratified and confirmed, and hereby incorporated by reference; and the Base Indenture as so incorporated and modified by this Series Supplement shall be taken, read and construed together with this Series Supplement as one and the same instrument.

ARTICLE VI

FORM OF NOTES

The form of the Series 2007-3 Notes, including the Certificate of Authentication, shall be substantially as set forth as Exhibits A-1, A-2 and A-3 to this Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture or this Series Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Co-Issuers executing such Notes as evidenced by their execution of such Notes.

The certificates evidencing the Series 2007-3 Notes will bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law.

THIS SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER IHOP FRANCHISING, LLC NOR IHOP IP, LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR

INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A AND (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON NOR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR ANY SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) A QUALIFIED PURCHASER IN A TRANSFER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (III) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

The certificates evidencing the Series 2007-3 Notes that are Regulation S Global Notes will also bear legends substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Each Series 2007-3 Note in global form will bear a legend substantially to the following effect unless the Co-Issuers determine otherwise in compliance with applicable law:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

ARTICLE VII

GOVERNING LAW

THIS SERIES SUPPLEMENT AND EACH OF THE SERIES 2007-3 NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

ARTICLE VIII

EXECUTION IN COUNTERPARTS; EFFECTIVE TIME

This Series Supplement may be executed in any number of counterparts, including by facsimile or other electronic means of communication, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Series Supplement shall become effective upon the execution of a counterpart hereof by the Co-Issuers and the Indenture Trustee.

ARTICLE IX

MODIFICATION OF SERIES SUPPLEMENT

This Series Supplement may not be modified except by a writing executed by all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

IHOP FRANCHISING, LLC, as Issuer

By:	/s/ Mark Weisberger
Name: Mark D. Weisberger
Title: Vice President

IHOP IP, LLC, as Co-Issuer

By:	/s/ Thomas Conforti
Name: Thomas G. Conforti
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Melissa Philibert
Name: Melissa Philibert
Title: Vice President

Exhibit A-1
Form of Series 2007-3
Rule 144A Global Note

RULE 144A GLOBAL NOTE
IHOP FRANCHISING, LLC
IHOP IP, LLC
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER IHOP FRANCHISING, LLC NOR IHOP IP, LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A

A-1-1

PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A AND (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON NOR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY

A-1-2

OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR ANY SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) A QUALIFIED PURCHASER IN A TRANSFER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (III) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

A-1-3

RULE 144A GLOBAL NOTE
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

No. R-1	up to $245,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number: [•]

IHOP FRANCHISING, LLC,
IHOP IP, LLC

SERIES 2007-3 FIXED RATE TERM NOTES

IHOP FRANCHISING, LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP IP, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of TWO HUNDRED FORTY FIVE MILLION DOLLARS ($245,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date occurring in December 2037 (the “Series 2007-3 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-3 Fixed Rate Term Rule 144A Global Note (this “Note”) at the Series 2007-3 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2007 (each, a “Payment Date”). Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2008 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding January 22, 2008 and (ii) thereafter, commencing on and including the 20th day of each month and ending on but excluding the 20th day of the next succeeding month (each, an “Interest Accrual Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in amounts equal to Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or the Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

A-1-4

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional redemption as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

IHOP FRANCHISING, LLC, as Issuer

By:
Name:
Title:

IHOP IP, LLC, as Co-Issuer

By:
Name:
Title:

A-1-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-3 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

A-1-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-3 Fixed Rate Term Notes of the Co-Issuers designated as their Series 2007-3 Fixed Rate Term Notes (herein called the “Series 2007-3 Notes”), all issued under (i) a Base Indenture, dated as of March 16, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-3 Fixed Rate Term Note Series Supplement to the Base Indenture, dated as of November 29, 2007 (such series 2007-3 Fixed Rate Term Note Series Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2007-3 Series Supplement”), among the Co-Issuers and Indenture Trustee. The Base Indenture, Series 2007-3 Series Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-3 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-3 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2007-3 Notes may be redeemed, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-3 Notes are subject to mandatory redemption as provided for in the Indenture. The Co-Issuers will be obligated to pay the Optional Redemption Amount relating to the Series 2007-3 Notes in connection with an Optional Redemption of any Series 2007-3 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-3 Legal Final Maturity Date. All payments of principal of the Series 2007-3 Notes will be made pro rata to the Holders of Series 2007-3 Notes entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-3 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-3 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Indenture.

A-1-8

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-3 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-3 Notes, by acceptance of a Series 2007-3 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-3 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Holder of Series 2007-3 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-3 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-3 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-3 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-3 Notes. The Indenture also

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contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable) to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-3 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by the internal laws of the State of New York without regard to choice of law rules (other than Section 5-1401 of the New York General Obligations Law).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL NOTE

The initial principal balance of this Rule 144A Global Note is $[•]. The following exchanges of an interest in this Rule 144A Global Note for an interest in a corresponding Temporary Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee or Note Registrar

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Exhibit A-2
Form of Series 2007-3
Temporary Regulation S Global Note

TEMPORARY REGULATION S GLOBAL NOTE
IHOP FRANCHISING, LLC
IHOP IP, LLC
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER IHOP FRANCHISING, LLC NOR IHOP IP, LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY

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OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A AND (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON NOR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A

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REGULATION S GLOBAL NOTE RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR ANY SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) A QUALIFIED PURCHASER IN A TRANSFER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (III) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

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TEMPORARY REGULATION S GLOBAL NOTE
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

No. TR-1	up to $245,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number:  [•]

IHOP FRANCHISING, LLC,
IHOP IP, LLC

SERIES 2007-3 FIXED RATE TERM NOTES

IHOP FRANCHISING, LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP IP, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($245,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date occurring in December 2037 (the “Series 2007-3 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Series 2007-3 Temporary Regulation S Global Note (this “Note”) at the Series 2007-3 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2008 (each, a “Payment Date”). Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2007 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding January 22, 2008 and (ii) thereafter, commencing on and including the 20th day of each month and ending on but excluding the 20th day of the next succeeding month (each, an “Interest Accrual Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in amounts equal to Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or the Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

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private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional redemption as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

This Temporary Regulation S Global Note may be surrendered by the Note Registrar, as custodian for DTC, to the Trustee to be exchanged, in whole or from time to time in part, for a Regulation S Global Note of the same Class 90 days after the later of the completion of the Offering and the Closing Date, subject to the terms and conditions set forth in the Indenture. Upon any such exchange of a beneficial interest in this Temporary Regulation S Global Note for an interest in a Regulation S Global Note in accordance with the Indenture, this Temporary Regulation S Global Note shall be endorsed to reflect the change of the principal amount evidenced hereby.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

IHOP FRANCHISING, LLC, as Co-Issuer

By:
Name:
Title:

IHOP IP, LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-3 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-3 Fixed Rate Term Notes of the Co-Issuers designated as their Series 2007-3 Fixed Rate Term Notes (herein called the “Series 2007-3 Notes”), all issued under (i) a Base Indenture, dated as of March 16, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-3 Fixed Rate Term Note Series Supplement to the Base Indenture, dated as of November 29, 2007 (such series 2007-3 Fixed Rate Term Note Series Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2007-3 Series Supplement”), among the Co-Issuers and Indenture Trustee. The Base Indenture, Series 2007-3 Series Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-3 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-3 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2007-3 Notes may be redeemed, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-3 Notes are subject to mandatory redemption as provided for in the Indenture. The Co-Issuers will be obligated to pay the Optional Redemption Amount relating to the Series 2007-3 Notes in connection with an Optional Redemption of any Series 2007-3 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-3 Legal Final Maturity Date. All payments of principal of the Series 2007-3 Notes will be made pro rata to the Holders of Series 2007-3 Notes entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-3 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-3 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Indenture.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-3 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-3 Notes, by acceptance of a Series 2007-3 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-3 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Holder of Series 2007-3 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-3 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-3 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-3 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-3 Notes. The Indenture also

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contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable), to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-3 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by the internal laws of the State of New York without regard to choice of law rules (other than Section 5-1401 of the New York General Obligations Law).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)           NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL NOTE

The initial principal balance of this Series 2007-3 Temporary Global Note is $[•]. The following exchanges of an interest in this Series 2007-3 Temporary Global Note for an interest in a corresponding Series 2007-3 Regulation S Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee or Note Registrar

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Exhibit A-3
Form of Series 2007-3
Regulation S Global Note

REGULATION S GLOBAL NOTE
IHOP FRANCHISING, LLC
IHOP IP, LLC
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER IHOP FRANCHISING, LLC NOR IHOP IP, LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY

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OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996 OR (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A AND (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON NOR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A

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REGULATION S GLOBAL NOTE RESTRICTED NOTE OR AN UNRESTRICTED NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR ANY SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) A QUALIFIED PURCHASER IN A TRANSFER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (III) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

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REGULATION S GLOBAL NOTE
SERIES 2007-3 FIXED RATE TERM NOTE DUE 2037

No. S-1	up to $245,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [•]

ISIN Number: [•]

IHOP FRANCHISING, LLC,
IHOP IP, LLC

SERIES 2007-3 FIXED RATE TERM NOTES

IHOP FRANCHISING, LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP IP, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of TWO HUNDRED TWENTY FIVE MILLION DOLLARS ($245,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date occurring in December 2037 (the “Series 2007-3 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Global Series 2007-3 Fixed Rate Term Regulation S Global Note (this “Note”) at the Series 2007-3 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2007 (each, a “Payment Date”). Such amounts due on this Note will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing January 22, 2008 (each, a “Payment Date”). Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including November 29, 2007 to but excluding January 22, 2008 and (ii) thereafter, commencing on and including the 20th day of each month and ending on but excluding the 20th day of the next succeeding month (each, an “Interest Accrual Period”). Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in amounts equal to Series 2007-3 Monthly Extension Period Contingent Additional Interest Amount or the Series 2007-3 Monthly Post-ARD Contingent Additional Interest Amount, as applicable, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

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private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional redemption as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, Attn: Corporate Trust Services/Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

IHOP FRANCHISING, LLC as Co-Issuer

By:
Name:
Title:

IHOP IP, LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2007-3 Notes issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2007-3 Fixed Rate Term Notes of the Co-Issuers designated as their Series 2007-3 Fixed Rate Term Notes (herein called the “Series 2007-3 Notes”), all issued under (i) a Base Indenture, dated as of March 16, 2007 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2007-3 Fixed Rate Term Note Series Supplement to the Base Indenture, dated as of November 29, 2007 (such series 2007-3 Fixed Rate Term Note Series Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2007-3 Series Supplement”), among the Co-Issuers and Indenture Trustee. The Base Indenture, Series 2007-3 Series Supplement and such other Series Supplement or Supplemental Indenture as may be executed from time to time are referred to herein as the “Indenture”. The Series 2007-3 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2007-3 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2007-3 Notes may be redeemed, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2007-3 Notes are subject to mandatory redemption as provided for in the Indenture. The Co-Issuers will be obligated to pay the Optional Redemption Amount relating to the Series 2007-3 Notes in connection with an Optional Redemption of any Series 2007-3 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2007-3 Legal Final Maturity Date. All payments of principal of the Series 2007-3 Notes will be made pro rata to the Holders of Series 2007-3 Notes entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date.

Interest and contingent additional interest, if any, will each accrue on the Series 2007-3 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2007-3 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Indenture.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Series 2007-3 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Indenture Trustee and the Note Registrar may require and as may be required by the Indenture, and thereupon one or more new Series 2007-3 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Holder of Series 2007-3 Notes, by acceptance of a Series 2007-3 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2007-3 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Holder of Series 2007-3 Notes that, for federal, state and local income and franchise tax purposes only, the Series 2007-3 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Holder of Series 2007-3 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2007-3 Notes under the Indenture at any time by the Co-Issuers with the consent of the Aggregate Controlling Party or each Series Controlling Party (as applicable) and without the consent of any Holders of Series 2007-3 Notes. The Indenture also

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contains provisions permitting the Aggregate Controlling Party or each Series Controlling Party (as applicable), to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2007-3 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2007-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by the internal laws of the State of New York without regard to choice of law rules (other than Section 5-1401 of the New York General Obligations Law).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:		(1)

Signature Guaranteed:

(1)                                 NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN SERIES 2007-3 REGULATION S GLOBAL NOTE

The initial principal balance of this Series 2007-3 Regulation S Global Note is $[•]. The following exchanges of an interest in this Series 2007-3 Global Note for an interest in a corresponding Series 2007-3 Rule 144A Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Indenture Trustee or Note Registrar